Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2023	2022	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$13,660	$15,374	$(1,714)	(11.1)%
International Package	4,267	4,799	(532)	(11.1)%
Supply Chain Solutions	3,134	3,988	(854)	(21.4)%
Total revenue	21,061	24,161	(3,100)	(12.8)%

Operating expenses:
U.S. Domestic Package	13,089	13,708	(619)	(4.5)%
International Package	3,637	3,802	(165)	(4.3)%
Supply Chain Solutions	2,992	3,538	(546)	(15.4)%
Total operating expenses	19,718	21,048	(1,330)	(6.3)%

Operating profit:
U.S. Domestic Package	571	1,666	(1,095)	(65.7)%
International Package	630	997	(367)	(36.8)%
Supply Chain Solutions	142	450	(308)	(68.4)%
Total operating profit	1,343	3,113	(1,770)	(56.9)%

Other income (expense):
Other pension income (expense)	66	297	(231)	(77.8)%
Investment income (expense) and other	58	36	22	61.1%
Interest expense	(199)	(177)	(22)	12.4%
Total other income (expense)	(75)	156	(231)	N/A

Income before income taxes	1,268	3,269	(2,001)	(61.2)%

Income tax expense	141	685	(544)	(79.4)%

Net income	$1,127	$2,584	$(1,457)	(56.4)%

Net income as a percentage of revenue	5.4%	10.7%

Per share amounts:
Basic earnings per share	$1.31	$2.97	$(1.66)	(55.9)%
Diluted earnings per share	$1.31	$2.96	$(1.65)	(55.7)%

Weighted-average shares outstanding:
Basic	857	870	(13)	(1.5)%
Diluted	858	872	(14)	(1.6)%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$665	$1,686	$(1,021)	(60.6)%
International Package	675	1,004	(329)	(32.8)%
Supply Chain Solutions	275	459	(184)	(40.1)%
Total operating profit	1,615	3,149	(1,534)	(48.7)%

Total other income (expense)	$(75)	$156	$(231)	N/A
Income before income taxes	$1,540	$3,305	$(1,765)	(53.4)%
Net income	$1,346	$2,611	$(1,265)	(48.4)%

Basic earnings per share	$1.57	$3.00	$(1.43)	(47.7)%
Diluted earnings per share	$1.57	$2.99	$(1.42)	(47.5)%

(1) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2023	2022	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,372	$2,673	$(301)	(11.3)%
Deferred	1,128	1,311	(183)	(14.0)%
Ground	10,160	11,390	(1,230)	(10.8)%
Total U.S. Domestic Package	13,660	15,374	(1,714)	(11.1)%
International Package:
Domestic	742	785	(43)	(5.5)%
Export	3,367	3,747	(380)	(10.1)%
Cargo and Other	158	267	(109)	(40.8)%
Total International Package	4,267	4,799	(532)	(11.1)%
Supply Chain Solutions:
Forwarding	1,327	2,162	(835)	(38.6)%
Logistics	1,430	1,302	128	9.8%
Other	377	524	(147)	(28.1)%
Total Supply Chain Solutions	3,134	3,988	(854)	(21.4)%
Consolidated	$21,061	$24,161	$(3,100)	(12.8)%

Consolidated volume (in millions)	1,287	1,466	(179)	(12.2)%

Operating weekdays	63	64	(1)	(1.6)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,679	1,932	(253)	(13.1)%
Deferred	1,078	1,341	(263)	(19.6)%
Ground	14,529	16,266	(1,737)	(10.7)%
Total U.S. Domestic Package	17,286	19,539	(2,253)	(11.5)%
International Package:
Domestic	1,524	1,677	(153)	(9.1)%
Export	1,615	1,684	(69)	(4.1)%
Total International Package	3,139	3,361	(222)	(6.6)%
Consolidated	20,425	22,900	(2,475)	(10.8)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$22.42	$21.62	$0.80	3.7%
Deferred	16.61	15.28	1.33	8.7%
Ground	11.10	10.94	0.16	1.5%
Total U.S. Domestic Package	12.54	12.29	0.25	2.0%
International Package:
Domestic	7.73	7.31	0.42	5.7%
Export	33.09	34.77	(1.68)	(4.8)%
Total International Package	20.78	21.07	(0.29)	(1.4)%
Consolidated	$13.81	$13.58	$0.23	1.7%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2023	2022	Change	% Change
(in millions)
Compensation and benefits	$11,528	$11,489	$39	0.3%
Repairs and maintenance	719	732	(13)	(1.8)%
Depreciation and amortization	837	774	63	8.1%
Purchased transportation	3,118	4,179	(1,061)	(25.4)%
Fuel	1,132	1,530	(398)	(26.0)%
Other occupancy	481	435	46	10.6%
Other expenses	1,903	1,909	(6)	(0.3)%
Total operating expenses	$19,718	$21,048	$(1,330)	(6.3)%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2023	2022	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$43,043	$45,957	$(2,914)	(6.3)%
International Package	13,225	14,748	(1,523)	(10.3)%
Supply Chain Solutions	9,773	12,600	(2,827)	(22.4)%
Total revenue	66,041	73,305	(7,264)	(9.9)%

Operating expenses:
U.S. Domestic Package	39,404	40,800	(1,396)	(3.4)%
International Package	10,884	11,442	(558)	(4.9)%
Supply Chain Solutions	9,089	11,164	(2,075)	(18.6)%
Total operating expenses	59,377	63,406	(4,029)	(6.4)%

Operating profit:
U.S. Domestic Package	3,639	5,157	(1,518)	(29.4)%
International Package	2,341	3,306	(965)	(29.2)%
Supply Chain Solutions	684	1,436	(752)	(52.4)%
Total operating profit	6,664	9,899	(3,235)	(32.7)%

Other income (expense):
Other pension income (expense)	198	926	(728)	(78.6)%
Investment income (expense) and other	226	55	171	310.9%
Interest expense	(578)	(522)	(56)	10.7%
Total other income (expense)	(154)	459	(613)	N/A

Income before income taxes	6,510	10,358	(3,848)	(37.2)%

Income tax expense	1,407	2,263	(856)	(37.8)%

Net income	$5,103	$8,095	$(2,992)	(37.0)%

Net income as a percentage of revenue	7.7%	11.0%

Per share amounts:
Basic earnings per share	$5.93	$9.27	$(3.34)	(36.0)%
Diluted earnings per share	$5.92	$9.24	$(3.32)	(35.9)%

Weighted-average shares outstanding:
Basic	860	873	(13)	(1.5)%
Diluted	861	876	(15)	(1.7)%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$3,834	$5,246	$(1,412)	(26.9)%
International Package	2,383	3,328	(945)	(28.4)%
Supply Chain Solutions	869	1,457	(588)	(40.4)%
Total operating profit	7,086	10,031	(2,945)	(29.4)%

Total other income (expense)	$(154)	$426	$(580)	N/A
Income before income taxes	$6,932	$10,457	$(3,525)	(33.7)%
Net income	$5,437	$8,172	$(2,735)	(33.5)%

Basic earnings per share	$6.32	$9.36	$(3.04)	(32.5)%
Diluted earnings per share	$6.31	$9.33	$(3.02)	(32.4)%

(1) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2023	2022	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$7,240	$7,923	$(683)	(8.6)%
Deferred	3,491	4,123	(632)	(15.3)%
Ground	32,312	33,911	(1,599)	(4.7)%
Total U.S. Domestic Package	43,043	45,957	(2,914)	(6.3)%
International Package:
Domestic	2,299	2,465	(166)	(6.7)%
Export	10,387	11,501	(1,114)	(9.7)%
Cargo and Other	539	782	(243)	(31.1)%
Total International Package	13,225	14,748	(1,523)	(10.3)%
Supply Chain Solutions:
Forwarding	4,217	7,140	(2,923)	(40.9)%
Logistics	4,271	3,843	428	11.1%
Other	1,285	1,617	(332)	(20.5)%
Total Supply Chain Solutions	9,773	12,600	(2,827)	(22.4)%
Consolidated	$66,041	$73,305	$(7,264)	(9.9)%

Consolidated volume (in millions)	4,032	4,432	(400)	(9.0)%

Operating weekdays	191	192	(1)	(0.5)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,699	1,929	(230)	(11.9)%
Deferred	1,102	1,417	(315)	(22.2)%
Ground	15,102	16,309	(1,207)	(7.4)%
Total U.S. Domestic Package	17,903	19,655	(1,752)	(8.9)%
International Package:
Domestic	1,571	1,729	(158)	(9.1)%
Export	1,635	1,699	(64)	(3.8)%
Total International Package	3,206	3,428	(222)	(6.5)%
Consolidated	21,109	23,083	(1,974)	(8.6)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$22.31	$21.39	$0.92	4.3%
Deferred	16.59	15.15	1.44	9.5%
Ground	11.20	10.83	0.37	3.4%
Total U.S. Domestic Package	12.59	12.18	0.41	3.4%
International Package:
Domestic	7.66	7.43	0.23	3.1%
Export	33.26	35.26	(2.00)	(5.7)%
Total International Package	20.72	21.22	(0.50)	(2.4)%
Consolidated	$13.82	$13.52	$0.30	2.2%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2023	2022	Change	% Change
(in millions)
Compensation and benefits	$34,187	$34,434	$(247)	(0.7)%
Repairs and maintenance	2,126	2,160	(34)	(1.6)%
Depreciation and amortization	2,499	2,300	199	8.7%
Purchased transportation	9,834	13,176	(3,342)	(25.4)%
Fuel	3,493	4,447	(954)	(21.5)%
Other occupancy	1,490	1,358	132	9.7%
Other expenses	5,748	5,531	217	3.9%
Total operating expenses	$59,377	$63,406	$(4,029)	(6.4)%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Consolidated Balance Sheets
September 30, 2023 (unaudited) and December 31, 2022

	September 30, 2023	December 31, 2022
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$4,311	$5,602
Marketable securities	2,967	1,993
Accounts receivable	9,593	12,729
Less: Allowance for credit losses	(132)	(146)
Accounts receivable, net	9,461	12,583
Other current assets	2,512	2,039
Total Current Assets	19,251	22,217
Property, Plant and Equipment, Net	36,013	34,719
Operating Lease Right-Of-Use Assets	4,162	3,755
Goodwill	4,097	4,223
Intangible Assets, Net	2,892	2,796
Deferred Income Tax Assets	127	139
Other Non-Current Assets	3,739	3,275
Total Assets	$70,281	$71,124

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$2,243	$2,341
Current maturities of operating leases	664	621
Accounts payable	5,972	7,515
Accrued wages and withholdings	3,341	4,049
Self-insurance reserves	1,065	1,069
Accrued group welfare and retirement plan contributions	1,306	1,078
Other current liabilities	1,226	1,467
Total Current Liabilities	15,817	18,140
Long-Term Debt and Finance Leases	18,882	17,321
Non-Current Operating Leases	3,651	3,238
Pension and Postretirement Benefit Obligations	4,670	4,807
Deferred Income Tax Liabilities	4,601	4,302
Other Non-Current Liabilities	3,480	3,513

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	—	—
Retained earnings	20,699	21,326
Accumulated other comprehensive loss	(1,540)	(1,549)
Deferred compensation obligations	9	13
Less: Treasury stock	(9)	(13)
Total Equity for Controlling Interests	19,168	19,786
Noncontrolling interests	12	17
Total Shareowners' Equity	19,180	19,803
Total Liabilities and Shareowners' Equity	$70,281	$71,124

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Nine Months Ended
	September 30
	2023	2022
Cash Flows From Operating Activities:
Net income	$5,103	$8,095
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	2,499	2,300
Pension and postretirement benefit expense	729	666
Pension and postretirement benefit contributions	(1,363)	(2,106)
Self-insurance reserves	81	182
Deferred tax (benefit) expense	327	466
Stock compensation expense	186	850
Other (gains) losses	89	(25)
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	2,880	1,022
Other assets	(252)	(98)
Accounts payable	(2,058)	(952)
Accrued wages and withholdings	(155)	(59)
Other liabilities	(157)	481
Other operating activities	(82)	(50)
Net cash from operating activities	7,827	10,772

Cash Flows From Investing Activities:
Capital expenditures	(3,109)	(2,278)
Proceeds from disposal of businesses, property, plant and equipment	167	12
Purchases of marketable securities	(3,347)	(195)
Sales and maturities of marketable securities	2,397	193
Acquisitions, net of cash acquired	(39)	(106)
Other investing activities	2	(34)
Net cash used in investing activities	(3,929)	(2,408)

Cash Flows From Financing Activities:
Net change in short-term debt	415	—
Proceeds from long-term borrowings	2,546	—
Repayments of long-term borrowings	(1,625)	(1,124)
Purchases of common stock	(2,250)	(2,194)
Issuances of common stock	190	198
Dividends	(4,034)	(3,842)
Other financing activities	(427)	(513)
Net cash used in financing activities	(5,185)	(7,475)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(4)	(99)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(1,291)	790

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,602	10,255
End of period	$4,311	$11,045

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Nine Months Ended
	September 30
	2023	2022
Cash flows from operating activities	$7,827	$10,772
Capital expenditures	(3,109)	(2,278)
Proceeds from disposals of property, plant and equipment	167	12
Other investing activities	2	(34)
Free Cash Flow (Non-GAAP measure)	$4,887	$8,472

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Adjusted Debt to Adjusted EBITDA (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	September 30, 2023	September 30, 2022
Net income	$8,556	$11,188
Add back:
Income tax expense	2,421	3,132
Interest expense	760	695
Depreciation & amortization	3,387	3,054
EBITDA	15,124	18,069
Add back (deduct):
Incentive compensation program redesign	505	—
One-time compensation	61	—
Goodwill impairment charges	125	—
Transformation and other	282	193
Defined benefit plan (gains) and losses	(1,028)	(15)
Investment income and other pension income	(850)	(1,210)
Adjusted EBITDA	$14,219	$17,037

Debt and finance leases, including current maturities	$21,125	$20,350
Add back:
Non-current pension and postretirement benefit obligations	4,670	6,747
Adjusted total debt	$25,795	$27,097

Adjusted total debt/Net income	3.01	2.42

Adjusted total debt/adjusted EBITDA (Non-GAAP)	1.81	1.59

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Adjusted Return on Invested Capital (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	September 30, 2023	September 30, 2022
Net income	$8,556	$11,188
Add back (deduct):
Income tax expense	2,421	3,132
Interest expense	760	695
Other pension (income) expense	(1,523)	(1,193)
Investment (income) expense and other	(355)	(32)
Operating profit	$9,859	$13,790
Incentive compensation program redesign	505	—
Long-lived asset estimated residual value changes	76	—
One-time compensation	61	—
Goodwill impairment charges	125	—
Transformation and other	282	193
Adjusted operating profit	$10,908	$13,983

Average debt and finance leases, including current maturities	$20,738	$21,228
Average pension and postretirement benefit obligations	5,709	7,210
Average shareowners' equity	18,084	14,523
Average invested capital	$44,531	$42,961

Net income to average invested capital	19.2%	26.0%

Adjusted Return on Invested Capital (Non-GAAP)	24.5%	32.5%

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Three Months Ended September 30,
(in millions, except per share data)	2023					2022
	As Reported (GAAP)	One-Time Compensation(1)	Goodwill Impairment Charges(2)	Transformation & Other Adj.(3)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Transformation & Other Adj.(4)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$13,089	$61	$—	$33	$12,995	$13,708	$20	$13,688	(4.5)%	(5.1)%
International Package	3,637	—	—	45	3,592	3,802	7	3,795	(4.3)%	(5.3)%
Supply Chain Solutions	2,992	—	117	16	2,859	3,538	9	3,529	(15.4)%	(19.0)%
Operating expense	19,718	61	117	94	19,446	21,048	36	21,012	(6.3)%	(7.5)%

U.S. Domestic Package	$571	$61	$—	$33	$665	$1,666	$20	$1,686	(65.7)%	(60.6)%
International Package	630	—	—	45	675	997	7	1,004	(36.8)%	(32.8)%
Supply Chain Solutions	142	—	117	16	275	450	9	459	(68.4)%	(40.1)%
Operating Profit	1,343	61	117	94	1,615	3,113	36	3,149	(56.9)%	(48.7)%
Other Income and (Expense):
Other pension income (expense)	66	—	—	—	66	297	—	297	(77.8)%	(77.8)%
Investment income (expense) and other	58	—	—	—	58	36	—	36	61.1%	61.1%
Interest expense	(199)	—	—	—	(199)	(177)	—	(177)	12.4%	12.4%
Total Other Income (Expense)	$(75)	$—	$—	$—	$(75)	$156	$—	$156	N/A	N/A
Income Before Income Taxes	1,268	61	117	94	1,540	3,269	36	3,305	(61.2)%	(53.4)%
Income Tax Expense	141	15	14	24	194	685	9	694	(79.4)%	(72.0)%
Net Income	$1,127	$46	$103	$70	$1,346	$2,584	$27	$2,611	(56.4)%	(48.4)%

Basic Earnings Per Share	$1.31	$0.05	$0.12	$0.09	$1.57	$2.97	$0.03	$3.00	(55.9)%	(47.7)%

Diluted Earnings Per Share	$1.31	$0.05	$0.12	$0.09	$1.57	$2.96	$0.03	$2.99	(55.7)%	(47.5)%

Weighted-average shares outstanding:
Basic	857					870
Diluted	858					872

(1) Represents a one-time payment of $61 million to certain U.S.-based non-union part-time supervisors.
(2) Reflects goodwill impairment charges of $117 million within Supply Chain Solutions.
(3) Reflects other employee benefit costs of $80 million and other costs of $14 million.
(4) Reflects other employee benefits costs of $15 million and other costs of $21 million.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Nine Months Ended September 30,
(in millions, except per share data)	2023					2022
	As Reported (GAAP)	One-Time Compensation(1)	Goodwill Impairment Charges(2)	Transformation & Other Adj.(3)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Pension Adj.(4)	Transformation & Other Adj.(5)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$39,404	$61	$—	$134	$39,209	$40,800	$—	$89	$40,711	(3.4)%	(3.7)%
International Package	10,884	—	—	42	10,842	11,442	—	22	11,420	(4.9)%	(5.1)%
Supply Chain Solutions	9,089	—	125	60	8,904	11,164	—	21	11,143	(18.6)%	(20.1)%
Operating expense	59,377	61	125	236	58,955	63,406	—	132	63,274	(6.4)%	(6.8)%

U.S. Domestic Package	$3,639	$61	$—	$134	$3,834	$5,157	$—	$89	$5,246	(29.4)%	(26.9)%
International Package	2,341	—	—	42	2,383	3,306	—	22	3,328	(29.2)%	(28.4)%
Supply Chain Solutions	684	—	125	60	869	1,436	—	21	1,457	(52.4)%	(40.4)%
Operating Profit	6,664	61	125	236	7,086	9,899	—	132	10,031	(32.7)%	(29.4)%
Other Income and (Expense):
Other pension income (expense)	198	—	—	—	198	926	(33)	—	893	(78.6)%	(77.8)%
Investment income (expense) and other	226	—	—	—	226	55	—	—	55	310.9%	310.9%
Interest expense	(578)	—	—	—	(578)	(522)	—	—	(522)	10.7%	10.7%
Total Other Income (Expense)	$(154)	$—	$—	$—	$(154)	$459	$(33)	$—	$426	N/A	N/A
Income Before Income Taxes	6,510	61	125	236	6,932	10,358	(33)	132	10,457	(37.2)%	(33.7)%
Income Tax Expense	1,407	15	16	57	1,495	2,263	(9)	31	2,285	(37.8)%	(34.6)%
Net Income	$5,103	$46	$109	$179	$5,437	$8,095	$(24)	$101	$8,172	(37.0)%	(33.5)%

Basic Earnings Per Share	$5.93	$0.05	$0.13	$0.21	$6.32	$9.27	$(0.03)	$0.12	$9.36	(36.0)%	(32.5)%

Diluted Earnings Per Share	$5.92	$0.05	$0.13	$0.21	$6.31	$9.24	$(0.03)	$0.12	$9.33	(35.9)%	(32.4)%

Weighted-average shares outstanding:
Basic	860					873
Diluted	861					876

(1) Represents a one-time payment of $61 million to certain U.S.-based non-union part-time supervisors.
(2) Reflects goodwill impairment charges of $125 million within Supply Chain Solutions.
(3) Reflects other employee benefit costs of $178 million and other costs of $58 million.
(4) Represents the impact of curtailment of benefits effective December 31, 2023, for the Canada LTD Retirement Plan.
(5) Reflects other employee benefits costs of $71 million and other costs of $61 million.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Third Quarter
(unaudited)

Reconciliation of Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Three Months Ended				Currency
	September 30				Neutral
(in millions, except per piece data)	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.73	$7.31	5.7%	$(0.21)	$7.52	2.9%
Export	33.09	34.77	(4.8)%	(0.21)	32.88	(5.4)%
Total International Package	$20.78	$21.07	(1.4)%	$(0.21)	$20.57	(2.4)%
Consolidated	$13.81	$13.58	1.7%	$(0.03)	$13.78	1.5%

	Three Months Ended				Currency
	September 30				Neutral
	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$13,660	$15,374	(11.1)%	$—	$13,660	(11.1)%
International Package	4,267	4,799	(11.1)%	(43)	4,224	(12.0)%
Supply Chain Solutions	3,134	3,988	(21.4)%	(24)	3,110	(22.0)%
Total revenue	$21,061	$24,161	(12.8)%	$(67)	$20,994	(13.1)%

	Three Months Ended				Currency
	September 30				Neutral
	(Non-GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
As Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$665	$1,686	(60.6)%	$—	$665	(60.6)%
International Package	675	1,004	(32.8)%	32	707	(29.6)%
Supply Chain Solutions	275	459	(40.1)%	6	281	(38.8)%
Total operating profit	$1,615	$3,149	(48.7)%	$38	$1,653	(47.5)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences.
(2) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Year to Date
(unaudited)

Reconciliation of Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Nine Months Ended				Currency
	September 30				Neutral
(in millions, except per piece data)	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.66	$7.43	3.1%	$0.15	$7.81	5.1%
Export	33.26	35.26	(5.7)%	0.34	33.60	(4.7)%
Total International Package	$20.72	$21.22	(2.4)%	$0.24	$20.96	(1.2)%
Consolidated	$13.82	$13.52	2.2%	$0.04	$13.86	2.5%

	Nine Months Ended				Currency
	September 30				Neutral
	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$43,043	$45,957	(6.3)%	$—	$43,043	(6.3)%
International Package	13,225	14,748	(10.3)%	152	13,377	(9.3)%
Supply Chain Solutions	9,773	12,600	(22.4)%	33	9,806	(22.2)%
Total revenue	$66,041	$73,305	(9.9)%	$185	$66,226	(9.7)%

	Nine Months Ended				Currency
	September 30				Neutral
	(Non-GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
As Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$3,834	$5,246	(26.9)%	$—	$3,834	(26.9)%
International Package	2,383	3,328	(28.4)%	115	2,498	(24.9)%
Supply Chain Solutions	869	1,457	(40.4)%	(2)	867	(40.5)%
Total operating profit	$7,086	$10,031	(29.4)%	$113	$7,199	(28.2)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences.
(2) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Aircraft Fleet - As of September 30, 2023
(unaudited)

Description	UPS Owned and/or Operated	Charters & Leases Operated by Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	75	—	24	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11(1)	38	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	28	—	2	—
Other	—	270	—	—
Total	291	270	26	—

(1) One of the MD-11 aircraft shown above has been retired from operational use as of September 30, 2023. We expect to retire an additional two MD-11 aircraft during the remainder of 2023.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.